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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
METROMEDIA INTERNATIONAL GROUP, INC.
(Name of Registrant as Specified in its Charter)

Payment of filing fee (Check the appropriate box):
☒	No Fee Required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Metromedia International Group, Inc.
505 Park Avenue, 21st Floor
New York, New York 10022

October    , 2003

Dear Stockholder:

        On behalf of the Board of Directors, I wish to extend to you a cordial invitation to attend the Annual Meeting of Stockholders of Metromedia International Group, Inc., which will be held on Wednesday, November 5, 2003, at the [                            ] at 10:00 a.m. Eastern time. I look forward to greeting as many stockholders as possible at the Annual Meeting.

        At the Annual Meeting, you will be asked:

  •
  to elect two Class II directors for a three-year term ending in the year 2006;

  •
  to authorize the Proposed Amendment to the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to decrease the par value of our common stock from $1.00 to $0.01 per share;

  •
  to ratify the selection of KPMG LLP as our independent accountants for the fiscal year ending December 31, 2003; and

  •
  to vote upon any other matters that may properly come before the Annual Meeting.

        It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote in person.

        Thank you for your time and consideration.

Sincerely,
Mark S. Hauf, Chairman of the Board of Directors, President and Chief Executive Officer

METROMEDIA INTERNATIONAL GROUP, INC.
505 Park Avenue, 21st Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 5, 2003

TO THE STOCKHOLDERS OF

METROMEDIA INTERNATIONAL GROUP, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Metromedia International Group, Inc., a Delaware corporation, will be held on Wednesday, November 5, 2003, at the [                            ] at 10:00 a.m., Eastern time, for the purpose of considering and acting upon the following:

  •
  The election of two members to our Board of Directors to serve a three-year term as Class II directors;

  •
  The authorization of the the Proposed Amendment to the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to decrease the par value of our common stock from $1.00 to $0.01 per share;

  •
  The ratification of the selection of KPMG LLP as our independent accountants for the fiscal year ending December 31, 2003; and

  •
  The transaction of such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2 AND "FOR" PROPOSAL NO. 3 TO BE PRESENTED TO STOCKHOLDERS AT THE ANNUAL MEETING.

        Only stockholders of record at the close of business on September 8, 2003, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the Annual Meeting. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any reason germane to the Annual Meeting, during ordinary business hours during the ten days prior to the Annual Meeting at our corporate offices at 505 Park Avenue, 21st Floor, New York, New York 10022. If you wish to view the list of stockholders, please contact our Corporate Secretary's office at 505 Park Avenue, 21st Floor, New York, New York 10022 (Telephone: 212-527-3800).

        We hope that you will be able to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, please complete, sign, date and mail the enclosed proxy in the return envelope to assure that your shares are represented and voted at the Annual Meeting. If you do attend the Annual Meeting, you may revoke your proxy if you wish and vote your shares in person.

        Thank you for your cooperation and continued support.

By Order of the Board of Directors.
Harold F. Pyle, III Corporate Secretary

New York, New York
October    , 2003

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD IN ORDER THAT A QUORUM MAY BE ASSURED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED BY THE SENDER IF MAILED WITHIN THE UNITED STATES). IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

METROMEDIA INTERNATIONAL GROUP, INC.

505 Park Avenue, 21st Floor
New York, New York 10022
PROXY STATEMENT
FOR AN ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 5, 2003

        This proxy statement is being furnished to the holders of shares of common stock, par value $1.00 per share, of Metromedia International Group, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of our Stockholders (the "Annual Meeting") to be held at the [          ] at 10:00 a.m., Eastern time, on Wednesday, November 5, 2003 and any adjournments of the Annual Meeting. This proxy statement and the accompanying proxy card, notice of Annual Meeting of Stockholders, the exhibits, if any, and the Company's Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission, are first being mailed to our stockholders on or about October     , 2003.

INFORMATION REGARDING THE ANNUAL MEETING

        Proposals.    At the Annual Meeting, our stockholders will be asked:

    •
    to vote upon the election of two members to our Board of Directors to serve a three-year term as Class II directors (Proposal No. 1);

    •
    to authorize the Proposed Amendment to the Certificate of Incorporation to decrease the par value of our common stock from $1.00 to $0.01 per share (Proposal No. 2); and

    •
    to ratify the selection of KPMG LLP as our independent accountants for the fiscal year ending December 31, 2002 (Proposal No. 3);

    •
    to vote on any other matters that may properly come before the Annual Meeting.

        Record Date; Quorum.    Only holders of record of common stock as of the close of business on September 8, 2003, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 94,034,947 shares of common stock outstanding and entitled to vote at the Annual Meeting, held by approximately 6,594 stockholders of record, with each share entitled to one vote.

        The presence, in person or by proxy, of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Except with respect to broker non-votes, the consequences of which are described below, shares of common stock represented by proxies marked "ABSTAIN" for any proposal presented at the Annual Meeting and shares of common stock held by persons in attendance at the Annual Meeting who abstain from voting on any such proposal will be counted for purposes of determining the presence of a quorum but will not be voted for or against such proposal. Shares as to which a broker indicates it has no discretion to vote on any proposal and which are not voted will be considered not present at the Annual Meeting for purposes of determining the presence of a quorum and will not be voted for or against any proposal.

        Vote Required.    The affirmative vote of the holders of a plurality of shares of common stock present in person or represented by proxy at the Annual Meeting will be required to elect each of the Class II directors to our Board of Directors pursuant to Proposal No. 1. With respect to Proposal No. 1, the election of directors, abstentions and broker non-votes will be disregarded and will have no effect on the vote.

        The affirmative vote of the holders of a majority of shares of common stock outstanding and entitled to vote thereon will be required to approve and adopt Proposal No. 2. With respect to Proposal No. 2, the authorization to amend the Certificate of Incorporation to decrease the par value of our common stock, abstentions and broker non-votes will have the effect of a vote against the proposal.

        The affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting will be required to approve and adopt Proposal No. 3. With respect to Proposal No. 3, the ratification of the selection of our independent accountants, abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of the vote on such proposal.

        Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their banks or brokers. Votes cast by proxy or in person at the Annual Meeting will be tabulated by one or more inspectors of election appointed by our Board of Directors. These inspectors of election will also determine whether a quorum is present for the transaction of business.

        Proxies.    All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, our stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With regard to Proposals No. 2 and No. 3 our stockholders may vote in favor of the proposal or against the proposal or may abstain from voting on the proposal. Stockholders should specify their respective choices on the accompanying proxy card.

        If no specific instructions are given with regard to the matters to be voted upon, the shares of common stock represented by a signed proxy card will be voted "FOR" Proposal No. 1, "FOR" Proposal No. 2, and "FOR" Proposal No. 3 listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

        You may change your proxy instruction at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Metromedia International Group, Inc., 505 Park Avenue, 21st Floor, New York, New York 10022, Attention: Secretary.

        Proxies will initially be solicited by us by mail, but directors, officers and regular full time, management level employees may solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. Such directors, officers and employees will not receive any additional compensation for such solicitation. We will also request brokerage houses, nominees, fiduciaries and other custodians to forward soliciting materials to beneficial owners, and we will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by us.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2 AND "FOR" PROPOSAL NO. 3 TO BE PRESENTED TO STOCKHOLDERS AT THE ANNUAL MEETING.

        Our common stock is quoted on the Pink Sheets, under the symbol "MTRM." On October 1, 2003, the closing sale price for our common stock was $0.14 per share.

        This proxy statement and the accompanying proxy card are being mailed to our stockholders on or about October    , 2003.

        The date of this proxy statement is October    , 2003.

        We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements, and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information may be inspected without charge at, and copies thereof may be obtained at prescribed rates from, the public reference facilities of the Securities and Exchange Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Securities and Exchange Commission's regional offices, at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, and 233 Broadway New York, New York 10279. The Securities and Exchange Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants (such as Metromedia International Group, Inc.) that file electronically with the Securities and Exchange Commission. The address of such site is: http://www.sec.gov.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

        The following table sets forth, as of October 1, 2003, certain information regarding each person, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, known to own "beneficially" as such term is defined in Rule 13d-3 under the Exchange Act, more than 5% of our outstanding common stock. In accordance with the rules promulgated by the Securities and Exchange Commission, such ownership includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, including shares which the named person has the right to acquire through the exercise of any option, warrant or right, or through the conversion of a security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percentage of Outstanding Common Stock
Metromedia Company One Meadowlands Plaza East Rutherford, NJ 07073	7,989,206		8.5%
John W. Kluge 810 Seventh Avenue New York, New York 10019	18,465,356	(2)	19.3%
Stuart Subotnick 810 Seventh Avenue New York, New York 10019	19,050,994	(2)	20.3%
News PLD LLC 1211 Avenue of the Americas New York, New York 10036	9,136,744	(3)	9.7%
Joseph Corso, Jr. 167 Zock Roade Cuddlebackville, New York 12729	8,494,000	(4)	9.03%

(1)
Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of common stock beneficially owned.

(2)
The amount set forth in the table above includes 7,989,206 shares beneficially owned by Mr. Kluge and Mr. Subotnick through Metromedia Company, a Delaware general partnership owned and controlled by John W. Kluge and Stuart Subotnick and 9,476,151 shares of common stock owned directly by a trust affiliated with Mr. Kluge (which include, on an as converted basis, 200,000 shares of 7.25% cumulative convertible preferred stock which shares are currently convertible into 666,666 shares of common stock). The amount set forth for Mr. Subotnick includes 535,637 shares of common stock owned directly by Mr. Subotnick. Mr. Subotnick serves as trustee of certain trusts affiliated with Mr. Kluge and disclaims beneficial ownership of the shares owned by such trusts. The amount shown for Mr. Subotnick also include options to acquire 1,000,000 and 50,000 shares of common stock at an exercise price of $7.44 and $9.31 per share, respectively, which are currently exercisable by Mr. Subotnick. The amount shown for Mr. Kluge includes options to acquire 1,000,000 shares of common stock, which are currently exercisable by Mr. Kluge.

(3)
Pursuant to a report on Schedule 13D filed with the Securities and Exchange Commission on October 8, 1999 by (i) The News Corporation Limited, a South Australia, Australia corporation,

  with its principal executive office located at 2 Holt Street, Sydney, New South Wales 2010, Australia, (ii) News America Incorporated, a Delaware corporation, with its principal executive office located at 1211 Avenue of the Americas, New York, New York 10036, (iii) News PLD LLC, a Delaware limited liability company, with its principal executive office located at 1211 Avenue of the Americas, New York, New York 10036, and (iv) K. Rupert Murdoch, a United States citizen, with his business address at 10201 West Pico Boulevard, Los Angeles, CA 90035. News PLD LLC primarily holds, manages and otherwise deals with The News Corporation affiliates' investment in our company.

(4)
Pursuant to a report on Schedule 13G filed with the Securities and Exchange Commission on September 17, 2003 by Joseph Corso, Jr., an individual with his principal executive offices at 167 Zock Road, Cuddlebackville, New York 12729.

        The foregoing information is based on a review, as of the record date, by us of statements filed with the Securities and Exchange Commission under Sections 13(d) and 13(g) of the Exchange Act. To our best knowledge, except as set forth above, no person owns beneficially more than 5% of our outstanding common stock.

Securities Beneficially Owned by Directors and Executive Officers

        The following table sets forth the beneficial ownership of our common stock as of October 1, 2003 with respect to (i) each of our director and each director nominee, (ii) each of our current and former executive officers named in the Summary Compensation Table under "Executive Compensation" and (iii) all of our directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percentage of Outstanding Common Stock
Mark S. Hauf	-0-		*
Carl C. Brazell, Jr.	-0-		*
Harold F. Pyle, III	40,000	(2)	*
Matthew Mosner	-0-		*
B. Dean Elledge	635		*
John S. Chalsty	42,500	(3)	*
Alan K. Greene	-0-		*
Clark A. Johnson	314,500	(4)	*
I. Martin Pompadur	92,500	(5)	*
Stuart Subotnick	19,050,994	(6)	20.3%
Leonard White	110,000	(7)	*
All Directors and Executive Officers as a group (11 persons)	19,651,129	(8)	20.9%

*
Holdings do not exceed one percent of the total outstanding shares of common stock.

(1)
Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares of common stock beneficially owned.

(2)
Includes currently exercisable options to acquire 40,000 shares of common stock at an exercise price of $0.36 per share under the 1996 Stock Incentive Plan.

(3)
Includes currently exercisable options to acquire 37,500 and 5,000 shares of common stock at exercise prices of $0.36 and $0.50 per share, respectively, under the 1996 Stock Incentive Plan.

(4)
Includes currently excercisable options to acquire 35,000, 50,000, 5,000 and 5,000 shares of common stock at exercise prices of $9.31, $2.80, $11.875 and $0.50 per share, respectively, under the 1996 Stock Incentive Plan.

(5)
Includes currently excercisable options to acquire 37,500, 37,500 and 5,000 shares of common stock at exercise prices of $4.50, $2.80 and $0.50 per share, respectively, under the 1996 Stock Incentive Plan.

(6)
Represents 7,989,206 shares of common stock beneficially owned through Metromedia Company, a Delaware general partnership owned and controlled by Messrs. Kluge and Subotnick and 9,476,150 shares of common stock owned directly by a trust affiliated with Mr. Kluge, which includes, on an as converted basis, 200,000 shares of 7.25% cumulative convertible preferred stock, which shares are currently convertible into 666,666 shares of common stock. Mr Subotnick includes 535,637 shares of common stock owned directly by Mr. Subotnick. Mr. Subotnick disclaims beneficial ownership of the shares owned by the trust. Includes Mr. Subotnick's currently exercisable options to acquire 1,000,000 and 50,000 shares of common stock at an exercise price of $7.44 and $9.31 per share. The amounts shown also include Mr. Kluge's options to acquire 1,000,000 shares of common stock, which are currently exercisable at an exercise price $7.44 per share.

(7)
Includes currently exercisable options to acquire 50,000; 37,500; 5,000; and 5000 shares of common stock at exercise prices of $9.625; $2.80; $11.875; and $0.50 per share, respectively, under the 1996 Stock Incentive Plan.

(8)
Includes currently exercisable options to acquire shares of common stock in the amounts and at the exercise prices set forth in the footnotes above, and also includes, on an as converted basis, 200,000 shares of 7.25% cumulative convertible preferred stock, which shares are currently convertible into 666,666 shares of common stock.

DIRECTORS AND OFFICERS

Directors

        Our Board of Directors, which presently consists of seven members, is divided into three classes. The Class II directors were elected for a term expiring at this Annual Meeting, the Class III directors were elected for a term expiring at the Annual Meeting of Stockholders to be held in 2004, and the Class I directors were elected for a term expiring at the Annual Meeting of Stockholders to be held in 2005. Members of each class hold office until their successors are elected and qualified. At each succeeding Annual Meeting of Stockholders, the successors of the class of directors whose term expires at that meeting will be elected by a plurality vote of all votes cast at such meeting and will hold office for a three-year term. The Class II directors, whose terms expire at this Annual Meeting, are I. Martin Pompadur and Leonard White. The Class III directors, whose terms expire at the Annual Meeting of Stockholders to be held in 2004, are Clark A. Johnson and John S. Chalsty. The Class I directors, whose terms expire at the Annual Meeting of Stockholders to be held in 2005, are Stuart Subotnick, Alan K. Greene and Mark S. Hauf.

        The Board has nominated both Mr. Pompadur and Mr. White for re-election as Class II directors at this Annual Meeting.

        John P. Imlay resigned as a director of the Company effective June 2002.

        Oren G. Shaffer resigned as a director of the Company effective September 2002. Mr. Shaffer was nominated by the Company's Board of Directors as a Class I director of the Company pursuant to an agreement dated May 2002 ("Nomination Agreement"), between the Company and Elliot Associates, L.P. and Elliott International, L.P. (collectively, "Elliott"), which are collectively the beneficial owners of approximately 4% of the Company's common stock. Under the Nomination Agreement with Elliott, the

Company agreed, among other things, that, until (but not including) our Annual Meeting of Stockholders to be held in 2005, if Mr. Shaffer ceased to be a director for any reason (other than his voluntary resignation combined with a written statement from Elliott waiving its rights to nominate candidates to such Board seat), the Company would promptly take action to appoint or elect a person designated by Elliott and reasonably acceptable to the Company. The Company further agreed that, once elected to its Board of Directors, the Elliott designee would be removed only in accordance with the Company's currently existing by-laws and applicable Delaware law. Each of Elliott Associates, L.P. and Elliott International, L.P. agreed that it would not commence a proxy contest, or solicit proxies or written consents of stockholders of the Company's common stock, or become a "participant" in an election contest for Board seats at the Annual Meeting in 2002 and would refrain from submitting and stockholder proposals with the Annual Meeting. Upon Mr. Shaffer's resignation, Alan K. Greene was appointed as a director of the Company, effective October 2002.

        Mr. John W. Kluge resigned his position as a director in December 2002.

        Mr. Carl C. Brazell resigned his positions as Chairman of the Board of Directors, President and Chief Executive Officer with the Company on February 25, 2003 and was replaced by Mark S. Hauf, a Class I director who was elected Chairman of the Board of Directors in February 2003. Mr. Brazell continued as a director of the Company until his resignation in April 2003.

        For more information regarding each of our directors, including biographical information, see "PROPOSAL NO. 1—ELECTION OF DIRECTORS."

Meetings and Committees of the Board

        The Board of Directors held 17 meetings during fiscal year 2002 and took action by unanimous written consent one time. All incumbent directors attended at least 75% of the aggregate total number of meetings of our Board of Directors and all committees of our Board of Directors on which they served. The Board of Directors has delegated certain functions to the following standing committees:

        The Executive Committee.    The executive committee is authorized to exercise, to the extent permitted by law, all of the powers of our Board of Directors in our management and affairs. The executive committee took action by unanimous written consent two times in fiscal year 2002. The current members of the executive committee are Messrs. Hauf and Subotnick.

        The Audit Committee.    The Board has adopted a written charter for its audit committee, which provides that the audit committee is responsible for, among other things:

  •
  reviewing the professional services and independence of our independent auditors and the scope of the annual external audit recommended by the independent auditors;

  •
  ensuring that the scope of the annual external audit is sufficiently comprehensive;

  •
  reviewing, in consultation with our independent auditors and our finance and accounting departments, the plan and results of the annual external audit and the adequacy of our internal control systems; and

  •
  reviewing with management and our independent auditors our annual and quarterly financial statements, financial reporting practices and the results of such external audit.

        The audit committee met five times during fiscal year 2002. Each of the members of the audit committee is an independent director as defined by Section 121(A) of the AMEX's listing standards. The audit committee is composed of three non-employee directors who are financially literate in financial and auditing matters and are independent as defined by the Securiites and Exchange Commission. The current members of the audit committee are Messrs. Greene, Johnson and White. The chairman of the Audit committee is Mr. White.

        The Compensation Committee.    As set forth in our Compensation Committee Charter, the compensation committee's functions include reviewing, approving, recommending and reporting to our Board of Directors on matters specifically relating to the compensation of our executive officers and other key executives and to administer our stock option plans. The compensation committee met twice during fiscal year 2002 and took action by unanimous written consent twice. The compensation committee is comprised entirely of independent directors. The current members of the compensation committee are Messrs. Greene, Johnson, Pompadur and White.

        The Nominating Committee.    The nominating committee's principal function is to identify candidates and recommend to our Board of Directors nominees for membership on our Board of Directors. The nominating committee expects normally to be able to identify from its own resources the names of qualified nominees, but it will accept from stockholders recommendations of individuals to be considered as nominees, provided that the procedures specified in our by-laws are followed. These procedures provide that, in order to nominate an individual to our Board of Directors, a stockholder must provide timely notice of such nomination in writing to our Corporate Secretary and a written statement by the candidate of his or her willingness to serve. Such notice must include the information required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, along with the name, record address, class and number of shares of common stock beneficially owned by the stockholder giving such notice. To be timely, notice must be received by us not less than 60 days nor more than 90 days prior to the first anniversary of the date of our Annual Meeting for the preceding year, unless the date of the Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, in which case such notice must be received within ten days following public disclosure by us of the date of the Annual Meeting at which directors are to be elected. Any such nominations should be submitted in writing to Metromedia International Group, Inc., 505 Park Avenue, 21st Floor, New York, New York 10022, Attention: Secretary. The nominating committee did not meet during fiscal year 2002. The current members of the nominating committee are Messrs. Chalsty and Johnson.

AUDIT COMMITTEE REPORT

        The following is the report of the audit committee with respect to our audited financial statements for the fiscal year ended December 31, 2002, which include our consolidated balance sheets as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders' (deficiency) equity and comprehensive loss and cash flows for each of the three years in the period ended December 31, 2002, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

MEMBERSHIP

The audit committee is currently composed of three directors and operates under a written charter adopted by the Board of Directors. The current members of the audit committee are Messrs. Greene, Johnson and White.

The audit committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent accountants.

REVIEW WITH MANAGEMENT

The audit committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS

The audit committee has discussed with KPMG LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The audit committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with KPMG LLP their independence from the Company.

CONCLUSION

Based on the review and discussions referred to above, the audit committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Alan K. Greene
Clark A. Johnson
Leonard White

Compensation of Directors

        During fiscal year 2002, each of our directors who was not employed by us or affiliated with Metromedia Company was entitled to receive a $2,000 monthly retainer plus a separate attendance fee for each meeting of our Board of Directors or a committee of our Board of Directors in which such director participated. During fiscal year 2002, the attendance fees were $1,200 for each meeting of our Board of Directors attended by a non-employee director in person and $500 for each meeting of our Board of Directors in which a non-employee director participated by conference telephone call. Members of committees of our Board of Directors are to be paid $500 for each meeting attended.

Executive Officers

        Our executive officers and their respective ages and positions are as follows:

Name	Age	Position
Mark S. Hauf	55	President, Chief Executive Officer and Director
Harold F. Pyle, III	39	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
B. Dean Elledge	38	Vice President, Chief Accounting Officer

        The following is a biographical summary of the experience of our executive officers, other than those executive officers who are also directors (for the backgrounds of each of our directors, including biographical information, see "Proposal No. 1—Election of Directors" below).

        Mr. Pyle has served as our Senior Vice President, Chief Financial Officer and Treasurer since February 2002 and he has served as our Secretary since April 2003. On October 1, 2003, Mr. Pyle was promoted to an Executive Vice President position within the Company. Previously, he was the Vice President, Finance at Global TeleSystems, Inc., which was a provider of data, internet and broadband services across Europe, from December 1995 to July 2001. Prior to Global TeleSystems, Mr. Pyle was with Genicom Corporation, an international supplier of printer products, multivendor services and integrated network services for mid-range data processing environments, and previous to that he was with Price Waterhouse LLP where he was a senior auditor for the telecommunications and software industries.

        Mr. Elledge has served as the Vice President of Financial Reporting since June 2002. On October 1, 2003, Mr. Elledge was promoted to the Chief Accounting Officer of the Company. Previously he was a Senior Manager at Ernst & Young LLP for the Technology, Communications & Entertainment Group from 1999–2001 and for the Industrial and Consumer Products Group in Moscow, Russia from 1997–1999. Mr Elledge also served as manager for Ernst & Young LLP in the Assurances Services Department from 1995–1997 serving principally telecommunications companies and other high technology companies. Mr. Elledge is a Certified Public Accountant and a Certified Management Accountant.

Employment Agreements

        During fiscal year 2002, we have entered into employment agreements with Messrs. Hauf, Pyle, Mosner and Elledge.

        Hauf Employment Agreement.    Mr. Hauf's employment agreement, dated as of January 28, 2002, as amended on February 25, 2003,provides for an employment term through January 27, 2004. The base salary under the agreement is $450,000 per annum. In addition, Mr. Hauf is eligible for an additional bonus, as may be awarded from time to time by the Compensation Committee. Mr. Hauf's employment agreement also provides for other employee benefits such as the use of an apartment in the Moscow area, tuition reimbursement for his child's private school up to $25,000 per annum, life insurance, health care and certain disability benefits.

        Mr. Hauf's employment agreement can be terminated by us immediately with "cause", in which case he shall receive salary and benefits only through the date of termination. "Cause" is defined in the employment agreement as including (i) the commission by Mr. Hauf of an act of fraud or dishonesty or his having been convicted of a serious crime; and (ii) the commission by Mr. Hauf of any material breach of, or, after having been given warning in writing, any repeated or continued breaches of, any of his duties under the employment agreement.

        If Mr. Hauf's employment is terminated by us for other than "cause" or Mr. Hauf's disability, then we are required to give Mr. Hauf one months' notice of such termination and pay him an amount equal to his annual salary and benefits. Mr. Hauf may elect to earlier terminate his employment agreement by providing the Company with six months' notice of such termination.

        In addition, Mr. Hauf has the right to terminate the employment agreement upon one month's notice in the event of a "change of control" of the Company (as defined in his employment agreement). In such circumstances, Mr. Hauf would be entitled to receive an amount equal to his salary and benefits for one year.

        Mr. Hauf has agreed to not compete with us for a period of three months following termination of his employment.

        Mr. Hauf entered into a new employment agreement with the Company on October 5, 2003, and below are the key terms and conditions of the employment agreement:

  Mr. Hauf's New Employment Agreement.

          Mr. Hauf's new employment agreement, dated as of October 5, 2003, shall remain in force until terminated either by the Company or by Mr. Hauf. The first five years of the agreement are the "initial term." The base salary under the agreement is $550,000 per annum. In addition, Mr. Hauf is eligible for an additional discretionary bonus as may be awarded by the compensation committee. Mr. Hauf's employment agreement also provides for other employee benefits such as the use of an apartment in the Moscow area, tuition reimbursement for his child's private school up to $25,000 per annum, life insurance, health care and certain disability benefits.

          The Company can terminate Mr. Hauf' employment agreement due to his death or disability, in which case he (or his estate) is entitled to receive salary and benefits only through the date of termination.

          We can terminate Mr. Hauf' employment agreement with "cause," in which case he is entitled to receive salary and benefits only through the date of termination. "Cause" is defined in the employment agreement to include inter alia (i) Mr. Hauf's willful misconduct or gross negligence relating to the Company, (ii) continued failure to perform his material duties as Chief Executive Officer, or (iii) the conviction of a felony. Prior to terminating Mr. Hauf's employment with "cause," the Company has to give Mr. Hauf a 30-day notice of the grounds for the proposed termination and allow Mr. Hauf 15 days to cure such grounds if cure is possible.

          The Company can also terminate Mr. Hauf's employment without cause upon a vote of the majority of the Board of Directors and with 30 days' prior notice. If such termination occurs during the five-year initial term, the Company shall pay Mr. Hauf his base salary for the remainder of the initial term, provided that such amount shall not be less than the greater of (i) twenty-four months of base salary or (ii) two months of base salary for every year of service with the Company. If such termination occurs after the initial term, the Company shall pay Mr. Hauf an amount equal to the greater of (i) twenty-four months of base salary or (ii) two months of base salary for every year of service with the Company.

          Mr. Hauf may terminate his employment with the Company at any time upon six months' prior notice. Such voluntary termination shall be not considered a breach of the employment agreement and Mr. Hauf shall be entitled to receive salary and benefits through the date of termination.

          Mr. Hauf may also terminate his employment with the Company for "good reason" following a written notice from him to the Company describing the basis for termination and the Company's thirty-day cure period. "Good reason" in defined in the agreement to include inter alia (i) material diminution in Mr. Hauf's duties or authorities, (ii) a change in the reporting structure, or (iii) the appointment of a person whose authority is substantially similar or senior to Mr. Hauf's. In the event Mr. Hauf elects to terminate his agreement for "good reason," his severance shall be paid on the same terms as in Company termination without cause.

          If within twelve months following an event of change of control (as defined in the agreement), the Company or any successor shall terminate Mr. Hauf's agreement for any reason other than his death, disability or cause or if Mr. Hauf shall terminate the agreement for "good reason," the Company or its successor shall pay Mr. Hauf a lump-sum amount which is the greater of (i) three years of his base salary or (ii) the amount payable in the event of termination without cause.

          Mr. Hauf has agreed to not compete with us for a period of one year following termination of his employment.

        Brazell Employment Agreement.    Mr. Brazell's employment agreement, dated as of November 14, 2001, provided for an employment term through December 31, 2003. The base salary under the agreement was $600,000 per annum, with a fixed bonus of $100,000 payable in each of September 2002 and September 2003. In addition, Mr. Brazell was eligible for an additional bonus, as was awarded from time to time by the Compensation Committee. Mr. Brazell's employment agreement also provided for other employee benefits such as life insurance, health care and certain disability benefits. In addition, subject to the approval of the Compensation Committee, the agreement provided for Mr. Brazell to receive stock options to purchase an aggregate of 750,000 shares of the Company's common stock; these options were granted in November 2001. Upon a termination of the agreement by us these options would have become immediately exercisable by Mr. Brazell.

        In March of 2003, Mr. Brazell and the Company entered into a Separation Agreement and General Release of All Claims, pursuant to which the Company agreed to pay to Mr. Brazell an aggregate sum of $532,000 in lieu of all rights of Mr. Brazell concerning his employment, including under his employment agreement.

        Pyle Employment Agreement.    Mr. Pyle's employment agreement, dated as of February 19, 2002, provides for an employment term through February 19, 2004. The base salary under the agreement is $300,000 per annum. In addition, Mr. Pyle is eligible for an additional bonus, as may be awarded from time to time by the Compensation Committee. Mr. Pyle's employment agreement also provides for other employee benefits such as life insurance, health care and certain disability benefits. In addition, subject to the approval of the Compensation Committee, the agreement provides for Mr. Pyle to receive stock options to purchase an aggregate of 100,000 shares of the Company's common stock; these options were granted in February 2002. Mr. Pyle is also entitled to reasonable commuting related expenses from his current home to New York (including reasonable weekly airfare to and from his current home and lodging expenses while in New York) and this amount is subject to gross-up for taxes.

        Mr. Pyle's employment agreement can be terminated by us immediately with "cause", in which case he shall receive salary and benefits only through the date of termination. "Cause" is defined in the employment agreement as including (i) the commission by Mr. Pyle of an act of fraud or dishonesty or his having been convicted of a serious crime or been guilty of gross misconduct; and (ii) the commission by Mr. Pyle of any material breach of, or, after having been given warning in writing, any repeated or continued breaches of, any of his duties under the employment agreement.

        If Mr. Pyle's employment is terminated by us for other than "cause" or Mr. Pyle's disability, then the terminating party is required to give to the other party six months' notice of such termination. In our discretion in such circumstances, we can elect to pay Mr. Pyle his salary for such period in a lump sum, upon which the employment agreement will terminate immediately.

        In addition, Mr. Pyle has the right to terminate the employment agreement upon one month's notice (i) in the event of a "change of control" of the Company (as defined in his employment agreement) or (ii) if the Company hires an employee in a financial capacity who is to have a position senior in the Company to Mr. Pyle's position. In such circumstances, Mr. Pyle would be entitled to receive an amount equal to his salary and benefits for one year.

        Mr. Pyle has agreed to not compete with us for a period of three months following termination of his employment.

        As part of its restructuring efforts, the Company terminated Mr. Pyle's employment effective August 31, 2003. Mr. Pyle entered into a retention agreement with the Company in accordance with the Company's KERP, dated March 27, 2003. The retention agreement provides that Mr. Pyle will receive a retention benefit payment of $150,000 payable on March 31, 2003 and a severance payment of $150,000 payable thirty days after the earlier of the termination date specified in under the retention agreement (August 31, 2003) or the date he is otherwise terminated without "cause." In addition, the retention agreement provides Mr. Pyle with the notice of termination required under his employment agreement and therefore Mr. Pyle will not receive any additional payments under his employment agreement with respect to his termination. Mr. Pyle entered into several extensions of his retention agreement, through September 30, 2003, as the Company and he negotiated the new terms of his employment.

        Mr. Pyle entered into a new emplyment agreement with the Company on October 6, 2003, and below are the key terms and conditions of the employment agreement:

  Mr. Pyle's New Employment Agreement.

          Mr. Pyle's new employment agreement, dated as of October 6, 2003, shall remain in force until terminated either by the Company or by Mr. Pyle. The first three years of the agreement are the "initial term." The base salary under the agreement is $350,000 per annum. In addition, Mr. Pyle is eligible for an additional discretionary bonus as may be awarded by the compensation committee. Mr. Pyle's employment agreement also provides for other employee benefits such as life insurance, health care and certain disability benefits. Until such time as the Company finalized the move of its headquarters to Charlotte, NC, Mr. Pyle is also entitled to reasonable commuting related expensed from his home to New York (including reasonable weekly airfare and lodging expenses while in New York) and this amount is subject to gross-up for taxes.

          The Company can terminate Mr. Pyle' employment agreement due to his death or disability, in which case he (or his estate) is entitled to receive salary and benefits only through the date of termination.

          We can terminate Mr. Pyle's employment agreement with "cause," in which case he is entitled to receive salary and benefits only through the date of termination. "Cause" is defined in the employment agreement to include inter alia (i) Mr. Pyle's willful misconduct or gross negligence relating to the Company, (ii) continued failure to perform his material duties as Chief Financial Officer, or (iii) the conviction of a felony. Prior to terminating Mr. Pyle's employment with "cause," the Company has to give Mr. Pyle a 30-day notice of the grounds for the proposed termination and allow Mr. Pyle 15 days to cure such grounds if cure is possible.

          The Company can also terminate Mr. Pyle's employment without cause upon a vote of the majority of the Board of Directors and with 30 days' prior notice. If such termination occurs during the three-year initial term, the Company shall pay Mr. Pyle his base salary for the remainder of the initial term, provided that such amount shall not be less than the greater of (i) twelve months of base salary or (ii) one month of base salary for every year of service with the Company. If such termination occurs after the initial term, the Company shall pay Mr. Pyle an amount equal to the greater of (i) twelve months of base salary or (ii) one month of base salary for every year of service with the Company.

          Mr. Pyle may terminate his employment with the Company at any time upon sixty-days' prior notice. Such voluntary termination shall be not considered a breach of the employment agreement and Mr. Pyle shall be entitled to receive salary and benefits through the date of termination.

          Mr. Pyle may also terminate his employment with the Company for "good reason" following a written notice from him to the Company describing the basis for termination and the Company's thirty-day cure period. "Good reason" in defined in the agreement to include inter alia (i) material diminution in Mr. Pyle's duties or authorities, (ii) a change in the reporting structure, or (iii) the appointment of a person in a financial capacity whose authority is substantially similar or senior to Mr. Pyle's. In the event Mr. Pyle elects to terminate his agreement for "good reason," his severance shall be paid on the same terms as in Company termination without cause.

          If within twelve months following an event of change of control (as defined in the agreement), the Company or any successor shall terminate Mr. Pyle's agreement for any reason other than his death, disability or cause or if Mr. Pyle shall terminate the agreement for "good reason," the Company or its successor shall pay Mr. Pyle (i) during the three-year initial period a lump-sum amount equal to three years of his base salary or (ii) after the three-year initial period a lump-sum amount equal to two years of his base salary.

          Mr. Pyle has agreed to not compete with us for a period of one year following termination of his employment for any reason other than termination by the Company without cause or by him for good reason.

        Mosner Employment Agreement.    On June 4, 2002 Mr. Mosner notified the Company that he was terminating his employment with the Company pursuant to the terms of his prior employment agreement, dated as of November 14, 2001 with the Company. Pursuant to his prior employment agreement, Mr. Mosner was entitled to receive, and did receive, $200,000.

        Mr. Mosner entered into a new employment agreement, effective as of August 1, 2002, which provided for an employment term through July 31, 2003. The base salary under the agreement was $275,000 per annum. In addition, Mr. Mosner was eligible for an additional bonus, as may be awarded from time to time by the Compensation Committee. Mr. Mosner's employment agreement also provided for other employee benefits such as life insurance, health care and certain disability benefits.

        If Mr. Mosner's employment was terminated by us for other than Mr. Mosner's disability, then the terminating party was required to give to the other party 30 days' notice of such termination. If Mr. Mosner's employment were terminated by us following a "change of control" of the Company (as defined in his employment agreement), then Mr. Mosner would have been entitled to receive an amount equal to his annual salary.

        In February 2003, Mr. Mosner's employment was terminated by the Company without cause as part of the Company's overall restructuring and cost reduction program.

        In July 2003, Mr. Mosner and the Company entered into a Separation and General Release Agreement, pursuant to which the Company paid an aggregate sum of $120,000 in lieu of all rights of Mr. Mosner concerning his employment, including under his employment agreement.

        Elledge Employment Agreement.    Mr. Elledge's employment agreement, dated as of July 31,2002, as amended on November 26, 2002, provides for an employment term through February 19, 2004 with a fixed bonus of $45,000 payable on November 30, 2002 and fixed bonuses of $30,000 amnd $15,000 payable on Aspril 15, 2003 and June 15, 2003, respectively, provided that Mr. Elledge remains an employee of the Company or is terminated by the Company other than for "cause" (as described below) within three months of such dates. The base salary under the agreement is $200,000 per annum. In addition, Mr. Elledge is eligible of an additional bonus, as may be awarded from time to time by the Compensation Committee. Mr. Elledge's employment agreement also provides for other employee benefits such as reimbureement for all neccessary and reasonable business expenses he incurs int he performance of his duties, including, without limitation, all business travel related expenses, reimbursement for reasonable costs of one trip to or from his home per month for either him or his spouse (not to exceed economy class airfare between New York and North Carolina), reimbursement for temporary living expenses in New York of up to $2,000 per month and a gross up for taxes for such living and travel expenses.

        Mr. Elledge's employment agreement can be terminated by us immediately with "cause", in which case he shall receive salary and benefits only through the date of termination. "Cause" is defined in the employment agreement as including (i) the inability of Mr. Elledge to appear at his customary place of work and/or fully and properly perform his duties, and has been so prevented for a continuous period of at least 90 days or for an aggregate period of at least 120 days in the preceeding six months; (ii) the commission by Mr. Elledge of an act of fraud or dishonesty or his having been convicted of a serious crime or been guilty of gross misconduct; (iii) the commission by Mr. Elledge of any material breach of, or, after having been given warning in writing, any repeated or continued breaches of, any of his duties under the employment agreement; (iv) the commission by Mr. Elledge of any act which materially and adversely affects his ability to carry out his duties, and (v) the failure, after having been given written warning and an oppurtunity to cure, to have performed the material part of his duties to the satisfaction of the Chief Financial Officer of the Company.

        If Mr. Elledge's employment is terminated by us for other than "cause" or Mr. Elledge's disability, then the terminating party is required to give to the other party three months notice of such termination. In our discretion in such circumstances, we can elect to pay Mr. Elledge his salary for such period in a lump sum, upon which the employment agreement will terminate immediately.

        Mr. Elledge has agreed to not compete with us for a period of three months following termination of his employment.

        As part of its restructuring efforts, the Company terminated Mr. Elledge's employment effective August 31, 2003. Mr. Elledge entered into a retention agreement with the Company in accordance with the Company in accordance with the Company's KERP, dated March 27, 2003. The rentention agreement increased Mr. Elledge's annualized salary to $211,800 and provides that Mr. Elledge will receive a retention benefit payment of $60,000 payable on March 31, 2003 and a severance payment of $60,000 payable thirty days after the earlier of the termination date specified in the retention agreement (August 31, 2003) or the date he is otherwise terminated without cause. In addition, the rentention agreement provides Mr. Elledge with the notice of termintion required under his employment agreement, and therefore, Mr. Elledge will not receive any additional payments under his employment agreement with respect to his termination. Mr. Elledge entered into several extensions of his retention agreement, through September 30, 2003, as the Company and he negotiated the new terms of his employment.

        Mr. Elledge entered into a new emplyment agreement with the Company on October 6, 2003, and below are the key terms and conditions of the employment agreement:

  Mr. Elledge's New Employment Agreement.

          Mr. Elledge's new employment agreement, dated as of October 6, 2003, shall remain in force until terminated either by the Company or by Mr. Elledge. The first three years of the agreement are the "initial term." The base salary under the agreement is $200,000 per annum. In addition, Mr. Elledge is eligible for an additional discretionary bonus as may be awarded by the compensation committee. Mr.Elledge's employment agreement also provides for other employee benefits such as life insurance, health care and certain disability benefits.

          Mr. Elledge is also entitled to reasonable commuting related expenses from his home to either the New York or Charlotte offices (including reasonable monthly airfare and lodging expenses), but only through December 31, 2003. In addition, Mr. Elledge is also entitled to receive a relocation package, of no more than $8,000, to reimburse him for the expenses that he incurs to move his household goods from his present home to a residence in Charlotte, North Carolina. Further, the commuting expenses and relocation reimbursement are subject to gross-up for taxes, if deemed to be considered taxable fringe benefits.

          The Company can terminate Mr. Elledge's employment agreement due to his death or disability, in which case he (or his estate) is entitled to receive salary and benefits only through the date of termination.

          We can terminate Mr. Elledge's employment agreement with "cause," in which case he is entitled to receive salary and benefits only through the date of termination. "Cause" is defined in the employment agreement to include inter alia (i) Mr. Elledge's willful misconduct or gross negligence relating to the Company, (ii) continued failure to perform his material duties as Chief Accounting Officer, or (iii) the conviction of a felony. Prior to terminating Mr. Elledge's employment with "cause," the Company has to give Mr. Elledge a 30-day notice of the grounds for the proposed termination and allow Mr. Elledge 15 days to cure such grounds if cure is possible.

          The Company can also terminate Mr. Elledge's employment without cause upon a vote of the majority of the Board of Directors and with 30 days' prior notice. If such termination occurs during the three-year initial term, the Company shall pay Mr. Elledge his base salary for the remainder of the initial term, provided that such amount shall not be less than the greater of (i) twelve-months of base salary or (ii) one month of base salary for every year of service with the Company. If such termination occurs after the initial term, the Company shall pay Mr. Elledge an amount equal to the greater of (i) twelve-months of base salary or (ii) one month of base salary for every year of service with the Company.

          Mr. Elledge may terminate his employment with the Company at any time upon sixty-days' prior notice. Such voluntary termination shall be not considered a breach of the employment agreement and Mr. Elledge shall be entitled to receive salary and benefits through the date of termination.

          Mr. Elledge may also terminate his employment with the Company for "good reason" following a written notice from him to the Company describing the basis for termination and the Company's thirty-day cure period. "Good reason" in defined in the agreement to include inter alia (i) material diminution in Mr. Elledge's duties or authorities or (ii) a change in the reporting structure. In the event Mr. Elledge elects to terminate his agreement for "good reason," his severance shall be paid on the same terms as in Company termination without cause.

          If within twelve months following an event of change of control (as defined in the agreement), the Company or any successor shall terminate Mr. Elledge's agreement for any reason other than his death, disability or cause or if Mr. Elledge shall terminate the agreement for "good reason," the Company or its successor shall pay Mr. Elledge (i) during the three-year initial term, a lump-sum amount equal to three years of his base salary or (ii) after the three-year initial term, a lump-sum amount equal to two years of his base salary.

          Mr. Elledge has agreed to not compete with us for a period of one year following termination of his employment.

Summary Compensation Table

        The following Summary Compensation Table sets forth information on compensation awarded to, earned by or paid to the Chief Executive Officer and our other most highly compensated executive officers for services rendered to us and our subsidiaries during the fiscal year ended December 31, 2002, 2001 and 2000.

				Long Term Compensation
						Awards Number of Securities Underlying Stock Options
		Annual Compensation
Name and Principal Position				Annual Other Compensation ($)			All Other Compens. ($)
	Year	Salary ($)	Bonus ($)
Carl C. Brazell, Jr.(1)(4)	2002	$600,000	$100,000	101,620	(7)	—	—
President and Chief Executive	2001	500,000	175,000	—		750,000	—
Officer	2000	500,000	100,000	—		—	—
Harold F. Pyle, III(2)	2002	$262,500	—	79,990	(8)	100,000	—
Executive Vice President, Chief	2001	—	—	—		—	—
Financial Officer and Treasurer	2000	—	—	—		—	—
Matthew Mosner(3)(4)	2002	$327,083	$100,000	150,000	(9)	100,000	—
Senior Vice President, General	2001	173,077	45,000	—		—	—
Counsel and Secretary	2000	60,769	16,800	—		—	—
B. Dean Elledge(5)	2002	$138,327	$40,000	30,225	(10)	—	—
Vice President, Chief Accounting	2001	—	—	—		—	—
Officer	2000	—	—	—		—	—
Mark S. Hauf(6)	2002	$412,500	$—	70,237	(11)	—	—
President and Chief Executive	2001	425,000	—	7,106		—	—
Officer	2000	425,000	300,000	—		—	—

(1)
Mr. Brazell became our President and Chief Executive Officer as of November 14, 2001. Amounts shown represent compensation from Metromedia International Group, Inc. after such date and compensation from Metromedia International Telecommunications, Inc. for periods prior to such date.

(2)
Mr. Pyle became our Senior Vice President, Chief Financial Officer and Treasurer as of February 19, 2002 and he became our Secretary as of April 6, 2003. On October 1, 2003, Mr. Pyle was promoted to an Executive Vice President position within the Company.

(3)
Mr. Mosner became our Senior Vice President, General Counsel and Secretary as of November 14, 2001. Amounts shown represent compensation from Metromedia International Group, Inc. after such date and compensation from Metromedia International Telecommunications, Inc. for periods prior to such date.

(4)
Messrs. Brazell and Mosner's employment with the Company ceased in February 2003.

(5)
Mr. Elledge became our Vice President of Financial Reporting as of March 2002. On October 1, 2003, Mr. Elledge was promoted to the Chief Accounting Officer of the Company.

(6)
Mr. Hauf became our Chairman of the Board of Directors, President and Chief Executive Officer as of February 25, 2003.

(7)
This amount reflects Mr. Brazell's commuting related expenses from his home to the Company's New York Office (including reasonable car transportation and lodging expenditures while in New

  York). Further, this amount is considered a taxable fringe benefit and the Company grossed-up the benefit for federal and state compensation taxes.

(8)
This amount reflects Mr Pyle's weekly commuting related expenses from his home to the Company's New York Office (including reasonable weekly airfare to and from his current home and lodging expenses while in New York). Further, this amount is considered a taxable fringe benefit and the Company grossed-up the benefit for federal and state compensation taxes.

(9)
This amount reflects a $150,000 severance that was paid to Mr. Mosner in June 2002, upon his resignation under his, then in effect, employment agreement.

(10)
This amount reflects Mr. Elledge's temporary living expenses in New York (including monthly lodging and occasional airfare expenditures). Further, this amount is considered a taxable fringe benefit and the Company grossed-up the benefit for federal and state compensation taxes.

(11)
This amount reflects Mr. Hauf's commuting related expenses from his home to the Company's Office. Further, this amount is considered a taxable fringe benefit and the Company grossed-up the benefit for federal and state compensation taxes.

OPTION/SAR GRANTS DURING THE YEAR ENDED DECEMBER 31, 2002

        The following table sets forth individual grants of stock options by us pursuant to our 1996 Incentive Stock Plan or otherwise to the named executive officers during fiscal year 2002.

Name	Number of Securities Underlying Option/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price ($/sh)	Expiration Date	Grant Date Present Value ($)
Carl C. Brazell, Jr.	-0-	—	$—	—	$—
Harold F. Pyle, III	100,000	50%	0.36	2/21/12	33,730
Matthew Mosner	100,000	50%	0.36	2/21/12	33,730
B. Dean Elledge	-0-	—	—	—	—
Mark S. Hauf	-0-	—	—	—	—

AGGREGATED OPTION AND SAR EXERCISES IN FISCAL YEAR 2002
AND FISCAL YEAR-END OPTION AND SAR VALUES

        The following table sets forth information concerning the exercise of options or SARs by the named executive officers during fiscal year 2002 and the number of unexercised options and SARs held by such officers at the end of fiscal year 2002.

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)		Value of Unexercised in the Money Options/SARs at Fiscal Year End ($)(1)
		Value Realized (Market Price at Exercise less Exercise Price)
Name	Shares Acquired on Exercise
			Exercisable	Unexercisable	Exercisable	Unexercisable
Carl C. Brazell, Jr.	-0-	-0-	550,000	450,000	—	—
Harold F. Pyle, III	-0-	-0-	20,000	80,000	—	—
Matthew Mosner	-0-	-0-	20,000	80,000	—	—
B. Dean Elledge	-0-	—	—	—	—	—
Mark S. Hauf	-0-	—	—	—	—	—

(1)
Market Price of our common stock was $0.07 at the end of fiscal year 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Metromedia Company.

        Metromedia Company and its affiliates are collectively the Company's largest stockholder, beneficially holding 19,050,994 shares of the Company's common stock, representing approximately 20.3% of the Company's outstanding common stock at December 31, 2002. The Company is party to certain agreements and arrangements with Metromedia Company and its affiliates, the material terms of which are summarized below.

        Consulting Agreement.    Metromedia Company provided certain consulting services to the Company on an hourly basis as requested by the Company in the areas of tax, legal and investor relations pursuant to a Consulting Services Agreement ("CSA") that became effective on January 1, 2002. For the year ended December 31, 2002, the Company paid Metromedia Company a consulting fee of $0.8 million pursuant to the CSA. In early September 2002, the existing CSA between the Company and Metromedia Company was amended to provide that the term of the CSA would continue in effect until September 15, 2002 and would continue, thereafter unless and until Metromedia Company or the Company provided written notice of termination to the other party, whereupon the CSA would immediately terminate. Metromedia Company has not given any notice of termination as of the date of filing of this Proxy Statement.

        The services provided by Metromedia Company pursuant to the CSA have been provided as requested by us and have been invoiced to us at agreed-upon hourly rates. There is no minimum required level of services. We have also been obligated to reimburse Metromedia Company for all of its out-of-pocket costs and expenses incurred and advances paid by Metromedia Company in connection with the agreement. Pursuant to the agreement, we agreed to indemnify and hold Metromedia Company harmless from and against any and all damages, liabilities, losses, claims, actions, suits, proceedings, fees, costs or expenses (including reasonable attorneys' fees and other costs and expenses incident to any suit, proceeding or investigation of any kind) imposed on, incurred by or asserted against Metromedia Company in connection with the agreement, other than those in any way relating to or resulting from the gross negligence or willful misconduct of Metromedia Company, its employees, consultants or other representatives.

        Prior to January 1, 2002, the Company was party to a management agreement ("Management Agreement") with Metromedia Company, pursuant to which Metromedia Company provided the Company with management services, including legal, insurance, payroll and financial accounting systems and cash management, tax and benefit plans. Under the Management Agreement, the Company paid Metromedia Company approximately $3.8 million for each of the years ended December 31, 2001 and 2000.

        Trademark License Agreement.    We are party to a license agreement with Metromedia Company, dated November 1, 1995 as amended on June 13, 1996 and in early September 2002, pursuant to which Metromedia Company has granted us a non-exclusive, non-transferable, non-assignable right and license, without the right to grant sublicenses, to use the trade name, trademark and corporate name "Metromedia" in the United States and, with respect to Metromedia International Telecommunications, Inc., worldwide, royalty-free for a term of 10 years. This license agreement may be terminated by Metromedia Company upon three months prior written notice to the Company or, upon the occurrence of certain specified events, upon one month's prior written notice by Metromedia Company to the Company.

        In addition, Metromedia Company has reserved the right to terminate the license agreement in its entirety immediately upon written notice to us if, in Metromedia Company's sole judgment, our continued use of "Metromedia" as a trade name would jeopardize or be detrimental to the goodwill and reputation of Metromedia Company.

        Pursuant to the License Agreement, the Company has agreed to indemnify and hold Metromedia Company harmless against any and all losses, claims, suits, actions, proceedings, investigations, judgments, deficiencies, damages, settlements, liabilities and reasonable legal (and other expenses related thereto) arising in connection with the license agreement.

        We believe that the terms of each of the transactions described above were no less favorable to us than could have been obtained from non-affiliated parties.

Indemnification Agreements

        In accordance with Section 145 of the General Corporation Law of the State of Delaware, pursuant to the Company's Restated Certificate of Incorporation, the Company has agreed to indemnify its officers and directors against, among other things, any and all judgments, fines, penalties, amounts paid in settlements and expenses paid or incurred by virtue of the fact that such officer or director was acting in such capacity to the extent not prohibited by law.

        We have entered into indemnification agreements with certain directors. These indemnification agreements provide for indemnification of such directors to the fullest extent authorized or permitted by law. They also provide for:

  •
  advancement by us of expenses incurred by the director in defending certain litigation;

  •
  the appointment in certain circumstances of an independent legal counsel to determine whether the director is entitled to indemnification; and

  •
  the continued maintenance by us of directors' and officers' liability insurance which currently consists of $15 million of primary coverage.

        The indemnification agreements were approved by our stockholders at our 1993 Annual Meeting of Stockholders.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. Such officers, directors and stockholders are required by the regulations of the Securities and Exchange Commission to furnish us with copies of all reports that they file under Section 16(a). Based on our records and other information, the Company believes that the required Section 16(a) reports in 2002 for our directors, executive officers and beneficial holders of 10% or more were timely filed, except that a Form 3 report was inadvertently filed late for Dean Elledge.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Company's Board of Directors consists of Messrs. Johnson, White, Pompadur and Greene. Mr. Imlay was a member of the Compensation Committee until his resignation from his position as a director of the Company. Mr. Shaffer replaced him as a member of the Compensation Committee from his nomination and until his resignation from his position as a director of the Company. Mr. Greene replaced him as a member of the Compensation Committee upon his appointment as a director. The Compensation Committee is comprised entirely of independent directors and is responsible for developing and making recommendations to our Board of Directors with respect to our executive compensation policies.

  Compensation Committee Report on Compensation

        The following report of the compensation committee discusses our executive compensation policies:

        Background.    The Board of Directors created the Compensation Committee (the "Compensation Committee") to have the responsibility for implementing and administrating the Company's compensation policies and programs for its executive officers.

Compensation Policies.

        The Company's compensation policies for executive officers are designed to (a) provide competitive compensation packages that will attract and retain superior executive talent, (b) link a significant portion of compensation to financial results, so as to reward successful performance, and (c) provide long-term equity compensation, to further align the interests of executive officers with those of stockholders and further reward successful performance. The principal components of the Company's executive officer compensation program are base salary, annual cash incentive awards and grants of stock options.

Base Salary.

        Base salaries for the Company's executive officers other than the Chief Executive Officer, including any annual or other adjustments, are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the officer and the length of the officer's service. The current base salaries for Messrs Pyle and Elledge have been set in their respective employment agreements with the Company.

Stock Options.

        The Compensation Committee administers the Company's Incentive Stock Plan. The Compensation Committee believes that the grant of stock options will motivate executives to create long-term growth in shareholder value. Pursuant to our 1996 Stock Option Plan, options are granted at the discretion of the Compensation Committee periodically. The number of option shares covered by such grants is determined based upon assessment of the individual's performance. The Compensation Committee considers the recommendation of and relies on information provided by our Chief Executive Officer in determining the number of option shares to be granted to the non-CEO executive officers. The Compensation Committee believes that the periodic grant of time-vested stock options provides an incentive that focuses the executives' attention on managing the business as owners of an equity stake in the Company. It further motivates executives to maximize long-term growth and profitability because value is created in the options only as our stock price increases after the option is granted.

        In 2002, the following options were granted to Company executives:

        Matthew Mosner, the Company's former Senior Vice President, Secretary and General Counsel, was granted stock options to purchase 100,000 shares of common stock at an exercise price of $.36 per share. These options have expired.

        Harold F. Pyle, the Company's Chief Financial Officer, was granted stock options to purchase 100,000 shares of common stock at an exercise price of $.36 per share.

        Delaware law requires that the Company not issue shares, including those issued under the Incentive Stock Plan, at a price below par value. Although the aforementioned stock options were granted at an exercise price below par value, the grantees will purchase the related shares at par value, in order to comply with Delaware law. The Company is obligated to reimburse the grantees for the difference between the par value of the shares purchased and the exercise price at the date of the stock option grant.

Chief Executive Officer Compensation.

        The Company's compensation agreement with its Chief Exceutive Officer is designed to retain superior executive talent, and the discretionary bonus option links a significant portion of compensation to financial results, so as to reward successful performance and to further align the interests of CEO with those of stockholders and further reward successful performance.

        As the current Chief Executive Officer, Mr. Hauf is compensated pursuant to an employment agreement entered into as of January 28, 2002, which was amended on June 26, 2002 and further amended on February 25, 2003. Mr. Hauf's term of employment extends through January 27, 2004, subject to earlier termination under certain specified circumstances. Mr. Hauf's employment agreement provides for an annual base salary of $450,000.00 plus annual discretionary bonuses. In 2002, Mr. Hauf did not receive any stock option grants. Subsequent to the date of this compensation committee report, Mr. Hauf entered into a new employment agreement with the Company on October 6, 2003.

        Mr. Carl Brazell was the Company's Chief Executive Officer during fiscal year 2002. His employment agreement provided for an annual base salary of $600,000.00 plus annual discretionary bonuses. In 2002, Mr. Brazell was not awarded any stock options by the Company. Mr. Brazell resigned as Chief Executive on February 25, 2003 and was replaced by Mr. Hauf.

Personal Income Tax Reimbursement.

        Senior executives receive reasonable commuting and other fringe related expenses and the Company reimburses those executives or grosses-up those amounts in order to defray the personal income tax effect of such payments.

Compliance with Internal Revenue Code Section 162(m).

        One of the factors the Compensation Committee considers in connection with compensation matters is the anticipated tax treatment to us and to the executives of the compensation arrangements. The deductibility of certain types of compensation depends upon the timing of an executive's vesting in, or exercise of, previously granted rights. Moreover, interpretation of, and changes in, the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. Accordingly, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its other compensation objectives.

        The foregoing report of the Compensation Committee shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference, and shall not otherwise be deemed filed under such Acts.

Submitted by the Compensation Committee
Of the Board of Directors as of August 13, 2003

Alan K. Greene
Clark A. Johnson
Leonard White
I. Martin Pompadur

Performance Graph

        We believe that our performance should be compared to that of telecommunications companies because the telecommunications business constitutes the strategic focus of our business operations. As a result, the following graph sets forth our total stockholder return as compared to the Standard & Poor's 500 Index and the NASDAQ Telecommunications Stock Index for the five year period from December 31, 1998 through December 31, 2002. The total stockholder return assumes $100 invested at the beginning of the period in our common stock, the Standard & Poor's 500 Index and the NASDAQ Telecommunications Index and assumes reinvestment of dividends paid.

TOTAL SHAREHOLDER RETURN PERFORMANCE GRAPH
METROMEDIA INTERNATIONAL GROUP, INC. vs.
STANDARD & POOR's 500 INDEX AND
NASDAQ TELECOMMUNICATIONS INDEX

	1998	1999	2000	2001	2002
Metromedia International Group, Inc.	$100	$85	$46	$15	$2
S&P 500 Index	$100	$119	$107	$93	$72
NASDAQ Telecomm Index	$100	$186	$113	$89	$61

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        The following table sets forth certain information with respect to the members of our Board of Directors, including the two incumbent Class II directors who have been nominated by our Board of Directors for re-election as Class II directors at the Annual Meeting.

        Our Board of Directors know of no reason why any of its nominees will be unable or will refuse to accept election. If any nominee becomes unable or refuses to accept election, our Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

        The affirmative vote of the holders of a plurality of shares of common stock presented in person or represented by proxy at the Annual Meeting will be required to elect each of the two Class II nominees to our Board.

Name, Principal Occupation For Past Five Years and Certain Directorships	Age	Class of Directors	Director Since
I. Martin Pompadur Served as a Director since September 1999 and has been a Director of PLD Telekom Inc. since May 1998. Mr. Pompadur has been Executive Vice President of News Corporation and President of News Corporation Eastern and Central Europe and a member of News Corporation's Executive Management Committee since June 1998. He was appointed Chairman of News Corp. Europe on January 11, 2000. Mr. Pompadur is a Director of BskyB, Fox Kids Europe, Stream, StoryFirst Communications and Big Star Entertainment, Inc. Mr. Pompadur is a Member of the Compensation Committee.	67	Class II	1999

Leonard White
Director of the Company since 1995. President and Chief Executive Officer of Rigel Enterprises, Inc. a management and private investment firm, since July 1997. Mr. White was President and Chief Executive Officer of Orion Pictures Corporation from March 1992 until July 1997 and Metromedia Entertainment Group from 1995 until July 1997. He was Chairman of the Board and Chief Executive Officer of Orion Home Entertainment Corporation, a subsidiary of Orion ("OHEC"), from March 1991 until March 1992 and President and Chief Operating Officer of Orion Home Video division of OHEC from March 1987 until March 1991. Mr. White is a Director of Metromedia Fiber Network, Inc. and Big City Radio, Inc. Mr. White is Chairman of the Audit Committee and a Member of the Compensation Committee.	62	Class II	1995

Stuart Subotnick
Director of the Company since 1995. He previously served as President and Chief Executive Officer of the Company (from December 1996 until November 2001) and as Vice Chairman of our Board of Directors (from November 1995 until November 2001). Mr. Subotnick was Vice Chairman of the Board and a Director of Orion Pictures Corporation from 1992 until July 1997. He has served as Executive Vice President of Metromedia Company and its predecessor-in-interest, Metromedia, Inc., for over five years. Mr. Subotnick is a Director of Metromedia Fiber Network, Inc., Carnival Corporation and Carnival PLC, and Chairman of the Board of Directors of Big City Radio, Inc.	61	Class I	1995

Alan K. Greene
Director of the Company since October 2002, when the Company appointed him as a director pursuant to an agreement between the Company and Elliott Associates. Mr. Greene served as the Chief Financial Officer of International Telecommunication Data Systems, Inc, a leading provider of comprehensive transactional billing and management information solutions to providers of wireless, long distance and satellite telecommunications services. Prior to this position, he had over twenty years of experience as a managing partner at Price Waterhouse. Mr. Greene is a member of the Compensation Committee and the Audit Committee.	63	Class I	2002

Mark S. Hauf
Chairman of the Board of Directors, President and Chief Executive Officer since February 2003, Mr. Hauf has occupied several positions with affiliates of the Company since 1996. From February 2002 until his appointment to his new role, Mr. Hauf served as Chief Operating Officer of MITI. Prior to that he served as President of Metromedia China Corporation. Before joining Metromedia, Mr. Hauf launched a start up venture in cable television and information services marketing and consulted on several other telecommunications start ups. Mr. Hauf has held various senior level operating, IT and marketing positions at Ameritech and Wisconsin Bell	55	Class III	2003
Clark A. Johnson Director of the Company since 1990. Mr. Johnson served as Chairman and Chief Executive Officer of Pier 1 Imports, Inc., a specialty retailer of decorative home furnishings, from August 1988 until his retirement in February 1999. Mr. Johnson is a Director of Albertson's, Inc., InterTAN, Inc., Niagara Mohawk, Inc., Refac, Inc. and Chairman and Director of PSSI World Medical, Inc. Mr. Johnson is a Member of the Compensation, Audit and Nominating Committees.	70	Class III	1990

John S. Chalsty
Director of the Company since March 2001. Mr. Chalsty is currently a senior advisor to Credit Suisse First Boston ("CSFB"). Mr. Chalsty served as President and Chief Executive Officer of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") from 1986 to 1996 and as Chairman and Chief Executive Officer from 1996 to 1998 and as Chairman until the merger of DLJ into CSFB. Mr. Chalsty is currently a member of the Board of Directors of AXA Financial, Inc., Occidental Petroleum Corporation, Sappi Ltd., IBP, Inc. and Metromedia Fiber Network, Inc. Mr. Chalsty is a Member of the Nominating Committee.	68	Class III	2001

        EACH OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS AND THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF MESSRS. POMPADUR AND WHITE.

PROPOSAL NO. 2—AUTHORIZATION OF PROPOSED AMENDMENT AND
RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION

        The Board is asking that the stockholders approve an amendment to the Restated Certificate of Incorporation that will reduce the par value of the Company's common stock from $1.00 to $.01. For your reference, a copy of the proposed Certificate of Amendment to the Restated Certificate of Incorporation, as amended, is Annex A.

        "Par value" is a dollar value assigned to shares of capital stock by the corporation's incorporators. There is no minimum or maximum value requirement for par value under Delaware corporation law, and the Board believes the current practice of public companies is to have shares with no par value or nominal par value (such as $0.01 per share). However, under current Delaware law and notwithstanding the fact that par value has limited significance, once a par value is assigned to the shares of capital stock of a Delaware corporation, such corporation cannot issue shares of capital stock for a consideration having a value below par.

        Since the average quoted price for the Company's common stock is substantially below the current par value attributed to such stock (On October 1, 2003, the closing sale price of our common stock was $0.14 per share and the par value of our common stock is currently set forth at $1.00 per share), the Board has determined that such par value restricts the Company's ability to (i) pursue its restructuring strategy, which may involve the issuance by the Company of shares of common stock or options to purchase such shares, and (ii) incentivize management, as the Company may not issue stock in respect of options with an exercise price for the underlying shares of common stock below par, including with respect to options previously granted to management. The Board recommends that the par value per share of common stock be reduced to $.01 to allow the Board greater flexibility in setting the consideration that may be paid for its issuance of shares of common stock or securities exercisable for or convertible into shares of common stock.

        In addition, reducing par value of the Company's common stock may decrease the Company's franchise taxes depending on the method of calculating franchise taxes used by the Company. A reduction in the par value of the Company's common stock will not otherwise affect the rights of the Company's stockholders.

        As a result of the reduction in par value, on the effective date of the reduction in par value, the stated par value capital on the Company's balance sheet attributable to the common stock will be reduced to 1/100th of its present amount and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value per share of common stock will not be affected.

        The reduction of the par value of the Company's common stock will become effective upon the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment. It is expected that this filing will take place on or shortly after the date of the Annual Meeting.

        The affirmative vote of the holders of a majority of shares of common stock outstanding and entitled to vote thereon will be required to approve and adopt Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INVORPORATION IN THE FORM ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT.

PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

        The Board of Directors has appointed the firm of KPMG LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending December 31, 2003, subject to ratification by our stockholders. KPMG LLP audited our consolidated financial statements for the fiscal year ended December 31, 2002.

        A partner of KPMG LLP is expected to be present at the Annual Meeting, to be provided with an opportunity to make a statement and to be available to respond to appropriate questions from stockholders.

        Audit Fees.    The aggregate fees billed for professional services rendered for the audit of our annual financial statements by KPMG LLP for fiscal year 2002 and for the reviews of the financial statements included in our Forms 10-Q for the fiscal year 2002 were $2,865,500.

        Financial Information Systems Design and Implementation Fees.    KPMG LLP provided no professional services to us of the nature described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X during the fiscal year ended December 31, 2002.

        All Other Fees.    The aggregate fees billed for professional services rendered by KPMG LLP other than the audit fees were $463,185. Such services encompassed audit related services including audits for the Company's disposition of Snapper, statutory reporting requirements and tax consulting services.

        The audit committee has considered whether the provision of such services by KPMG LLP is compatible with maintaining auditor independence and has determined that it is.

        If our stockholders do not ratify the appointment of KPMG LLP as our independent auditors for the forthcoming year, such appointment will be reconsidered by the audit committee and our Board of Directors.

        The affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting will be required to approve and adopt Proposal No. 3.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF OUR CONSOLIDATED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

ANNUAL REPORT; INCORPORATION BY REFERENCE

        Our Annual Report on Form 10-K for the year ended December 31, 2002 (which contains our audited consolidated financial statements) is being disseminated with this proxy statement. To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled "Audit Committee Report," "Compensation Committee Report on Compensation" and "Performance Graph" shall not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

        We have filed our Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission. It is available at the SEC's web site at www.sec.gov. Upon written request by a Metromedia International Group, Inc. stockholder, we will mail without charge a copy of our Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit.

        Requests for copies of our Annual Report on Form 10-K should be directed to Investor Relations, Metromedia International Group, Inc., 505 Park Avenue, 21st Floor, New York, NY 10022. Financial reports may also be accessed on our web site at www.metromedia-group.com.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

        This Proxy Statement and our Annual Report on Form 10-K are available on our website at www.metromedia-group.com. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

        If you are a stockholder of record, you can choose this option by marking the appropriate box on your proxy card or by following the instructions provided if you vote over the Ineternet or by telephone.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Any stockholder who wishes to present a proposal at the 2004 Annual Meeting of Stockholders, and who wishes to have such proposal included in our proxy statement for that meeting, must deliver a copy of such proposal to Metromedia International Group, Inc. at 8000 Tower Point Drive, Charlotte, North Carolina 28227, Attention: Corporate Secretary, no later than February 5, 2004, provided, however, that if the 2004 Annual Meeting of Stockholders is held on a date more than 30 days before or after the corresponding date of the 2003 Annual Meeting, any stockholder who wishes to have a proposal included in our proxy statement for that meeting must deliver a copy of the proposal to us a reasonable time before the proxy solicitation is made. We reserve the right to decline to include in our proxy statement any stockholder's proposal which does not comply with the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in company sponsored proxy materials. Any proposal of stockholders to be considered at next year's meeting, but not included in the proxy statement, must be submitted in writing by February 5, 2004. If received after February 5, 2004, the proposal will be deemed to be received in an untimely fashion.

        With respect to proposals regarding stockholders' recommendations of individuals to be considered as nominees to the Board of Directors, stockholders must follow the procedure set forth in our by-laws and summarized in this Proxy Statement under the caption "Directors and Officers—Meetings and Committees of the Board—The Nominating Committee."

OTHER BUSINESS

        The Board of Directors does not intend to bring any other business before the meeting. If any other business comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote as proxies in accordance with their best judgment.

        PLEASE EXERCISE YOUR RIGHT TO VOTE BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY FORM. You may later revoke the proxy and, if you are able to attend the meeting, you may vote your shares in person.

                      By Order of the Board of Directors,
                      Harold F. Pyle, III
                       Executive Vice President,
                      Chief Financial Officer, Treasurer and Secretary

Annex A

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
METROMEDIA INTERNATIONAL GROUP, INC.

It is hereby certified that:

1.    The name of the corporation (hereinafter the "Corporation") is

      Metromedia International Group, Inc.

2.    The Restated Certificate of Incorporation, as previously amended, is hereby further amended by deleting the first paragraph of Article Fourth thereof and by substituting in its place and stead the following new Article:

"FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is 470,000,000, divided as follows: 70,000,000 shares of Preferred Stock, the par value of which is $1.00 per share (the "Preferred Stock") and 400,000,000 shares of Common Stock, the par value of which is $0.01 per share (the "Common Stock)."

3.    The amendment to the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242(a) of the General Corporation Law of the State of Delaware. The amendment has been authorized by directors approval and vote at a meeting of the stockholders entitled to vote.

Signed on October    , 2003

                      Harold F. Pyle, III
                      Secretary

A-1

METROMEDIA INTERNATIONAL GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 5, 2003

        The undersigned hereby appoints Natasha Alexeeva, Dean Elledge and Harold F. Pyle, III, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse side at the annual meeting of the stockholders of Metromedia International Group, Inc., to be held on November 5, 2003 at the [                        ] 10:00 a.m., local time, and any and all adjournments thereof, all of the shares of common stock, par value $1.00 per share, of Metromedia International Group, Inc., according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the proposals set forth on the reverse side, as more fully set forth in the Proxy Statement.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS

        PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(Please date and sign on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

You can now access your Metromedia International Group, Inc. account online.

Access your Metromedia International Group, Inc. shareholder account online via Investor ServiceDirect® (ISD).

        Mellon Investor Services LLC, agent for Metromedia International Group, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

•	View account status	•	View payment history for dividends
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		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN	Step 2: Log in for Account Access	Step 3: Account Status Screen

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

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protected using secure socket layer (SSL) technology.

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•Then click on the Establish PIN button
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For Technical Assistance Call 1-877-978-7778 between
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Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
1.
Election of Director—Nominees:
01 Martin Pompadur    02 Leonard White

				FOR	AGAINST	ABSTAIN
FOR all nominees (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees ☐	2.	The authorization of the proposed Amendment to the Certificate of incorporation to decrease the par value of the Common shares from $1.00 to $0.01 per share	☐	☐	☐
			FOR	AGAINST	ABSTAIN
	3.	The ratification of the appointment of KPMG LLP as independent auditors for the year ending December 31, 2003	☐	☐	☐
Nominees Exception
	By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.				☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the above list.

IMPORTANT: Please sign exactly as name appears on this card. Each joint owner should sign. Executors, administrators, trustees, etc. should give full title.
	Date	, 2003
Signature
Please Print Name Here

THIS PROXY WHEN PROPERLY EXECUTED WILL VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1, 2 AND 3. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.	Signature
Please Print Name Here

/*\ FOLD AND DETACH HERE /*\

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Metromedia International Group, Inc. 505 Park Avenue, 21st Floor New York, New York 10022
METROMEDIA INTERNATIONAL GROUP, INC. 505 Park Avenue, 21st Floor New York, New York 10022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 5, 2003 TO THE STOCKHOLDERS OF METROMEDIA INTERNATIONAL GROUP, INC.
INFORMATION REGARDING THE ANNUAL MEETING
SECURITY OWNERSHIP
DIRECTORS AND OFFICERS
AUDIT COMMITTEE REPORT
OPTION/SAR GRANTS DURING THE YEAR ENDED DECEMBER 31, 2002
AGGREGATED OPTION AND SAR EXERCISES IN FISCAL YEAR 2002 AND FISCAL YEAR-END OPTION AND SAR VALUES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Alan K. Greene Clark A. Johnson Leonard White I. Martin Pompadur
TOTAL SHAREHOLDER RETURN PERFORMANCE GRAPH METROMEDIA INTERNATIONAL GROUP, INC. vs. STANDARD & POOR's 500 INDEX AND NASDAQ TELECOMMUNICATIONS INDEX
PROPOSAL NO. 1—ELECTION OF DIRECTORS
PROPOSAL NO. 2—AUTHORIZATION OF PROPOSED AMENDMENT AND RESTATEMENT OF THE RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
ANNUAL REPORT; INCORPORATION BY REFERENCE
ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT
STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
OTHER BUSINESS
CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF METROMEDIA INTERNATIONAL GROUP, INC.